EXHIBIT 10.2
AFFIRMATION OF GUARANTEES
     Reference is hereby made to the Amended and Restated Credit Agreement, dated as of August 31, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among G&K Services, Inc., G&K Services Canada Inc., the lenders from time to time party thereto, Wells Fargo Bank, National Association, as Syndication Agent, and JPMorgan Chase Bank, National Association, as Administrative Agent. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.
     Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1 to Amended and Restated Credit Agreement dated as of May 30 2007. Each of the Material Domestic Subsidiaries party hereto affirms the terms and conditions of the Amended and Restated Domestic Borrower Guaranty Agreement (the “Domestic Guaranty”) and each of the Material Canadian Subsidiaries party hereto affirms the terms and conditions of the Amended and Restated Canadian Subsidiary Guaranty Agreement (the “Canadian Guaranty”). The Borrower, each Material Domestic Subsidiary party hereto and each Material Canadian Subsidiary party hereto also affirms the terms and conditions of all of the other Loan Documents executed by it and acknowledges and agrees that the Domestic Guaranty, the Canadian Guaranty and all other Loan Documents to which it is a party remain in full force and effect and are hereby reaffirmed, ratified and confirmed. Each reference to the “Credit Agreement” set forth in the Domestic Guaranty, the Canadian Guaranty and the other Loan Documents shall be a reference to the Credit Agreement as the same may from time to time hereafter be amended, modified, supplemented or restated.
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Dated: May 30 2007

G&K SERVICES, INC	G&K SERVICES, CO.
By: /s/ Glenn L. Stolt Name: Glenn L. Stolt Title: Vice President & Treasurer	By: /s/ Glenn L. Stolt Name: Glenn L. Stolt Title: Vice President & Treasurer
ALL RENTAL GARMENT CO. OF ROCKFORD, INC	KEEFER LAUNDRY LTD.
By: /s/ Glenn L. Stolt Name: Glenn L. Stolt Title: Vice President & Treasurer	By: /s/ Glenn L. Stolt Name: Glenn L. Stolt Title: Vice President & Treasurer
G&K SERVICES LUG, LLC	G&K LIMITED PARTNERSHIP
By: /s/ Glenn L. Stolt Name: Glenn L. Stolt Title: Vice President & Treasurer	By: /s/ Glenn L. Stolt Name: Glenn L. Stolt Title: Vice President & Treasurer
RENTAL UNIFORM COMPANY, INC	LES SERVICES G&K (QUEBEC) INC.
By: /s/ Glenn L. Stolt Name: Glenn L. Stolt Title: Vice President & Treasurer	By: /s/ Glenn L. Stolt Name: Glenn L. Stolt Title: Vice President & Treasurer
3075964 NOVA SCOTIA COMPANY
By: /s/ Glenn L. Stolt Name: Glenn L. Stolt Title: Vice President & Treasurer

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